Exhibit 99.2

NABORS INDUSTRIES LTD. NABORS INDUSTRIES LTD. 3Q 2021 Earnings Presentation NABORS October 26, 2021

Forward Looking Statements • our ability to complete, and realize the expected benefits, of strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities . Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows . The above description of risks and uncertainties is by no means all - inclusive, but is designed to highlight what we believe are important factors to consider . For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q, which are available at the SEC's website at www . sec . gov . Non - GAAP Financial Measures This presentation refers to certain “non - GAAP” financial measures, such as adjusted EBITDA, net debt and free cash flow . The components of these non - GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . A reconciliation of adjusted EBITDA to income (loss) from continuing operations before income taxes, net debt to total debt, and free cash flow to net cash provided by operating activities, which are their nearest comparable GAAP financial measures, as provided in the Appendix at the end of this presentation . We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements . Such statements, including statements in this document that relate to matters that are not historical facts, are “forward - looking statements” within the meaning of the safe harbor provisions of Section 27 A of the U . S . Securities Act of 1933 and Section 21 E of the U . S . Securities Exchange Act of 1934 . These “forward - looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans . They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations . Factors to consider when evaluating these forward - looking statements include, but are not limited to: • the Covid - 19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long - term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; • our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; 2

3 Financial Summary (1) See reconciliations in the Appendix (2) Diluted earnings (losses) per share from continuing operations ($000 except EPS) 3Q20 4Q20 1Q21 2Q21 3Q21 Operating Revenues $438,352 $443,396 $460,511 $489,333 $524,165 Income (Loss) from Continuing Operations before Income Taxes ($150,377) ($65,092) ($118,604) ($165,684) ($112,918) Adjusted EBITDA (1) $114,222 $108,114 $107,730 $117,322 $125,232 Diluted EPS (2) ($23.42) ($16.46) ($20.16) ($26.59) ($15.79)

4 3Q Rig Utilization and Availability RIG FLEET (1) 333 3Q21 AVERAGE RIGS ON REV 144 AVERAGE UTILIZATION 43% (1) As of September 30, 2021 TOTAL U.S. OFFSHORE 12 3 25% 16 2 13% ALASKA INTERNATIONAL 133 67 50% 172 68 40% U.S. LOWER 48 HIGH SPEC 110 HIGH SPEC 68 HIGH SPEC 58% Notes: Adjusted for sale of assets in Canada Subtotals may not foot due to rounding

Recent Company Highlights

3Q 2021 adjusted EBITDA of $125M

Activity strengthened throughout markets

Significant progress across strategic initiatives

5 awards received to date by SANAD for newbuild rigs

Expected to add $10M/yr adjusted EBITDA per rig

2021 newbuild capex of ~ $90M, funded by SANAD

Generated FCF of $133M in 3Q 2021

Including net proceeds of $78M from the sale of the Canada assets and energy transition investments

2021 YTD FCF of $261M

Reduced Net Debt by $120M during 3Q 2021

Paid September notes maturity of $82M

Introduced the first fully-automated land rig in the Permian with a Major

No employees in the red zone

Drilling Solutions growth in new products and Lower-48 market penetration

3Q21 adjusted EBITDA of $16M, 22% growth vs 2Q

Revenue from third party rigs increased by nearly 40% vs 2Q

Energy Transition Initiatives

Investments in:

- Energy storage
- Geothermal space
- Carbon capture & hydrogen technology
- Fuel management software

Note: For adjusted EBITDA, FCF and Net Debt see non-GAAP reconciliations in the Appendix

NABORS

5

Performance excellence in the Lower - 48 Resilience leading to growth in our International segment Improving outlook for our technology & innovation Progress on our commitment to delever Leading in Sustainability and the Energy Transition 6 Five Keys to Excellence 1 4 3 2 5

$5,000 $7,500 $10,000 $12,500 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 2021 Lower - 48 daily margins, including NDS (and similar services for peers) NBR Peer 1 Peer 2 Outperforming the Competition in the Lower - 48 7 Comparing on a like - for - like basis, Nabors’ Lower - 48 daily margins top those of our peers (1) Calculated based on reported financials (2) Adjusted for unusual items (see notes on right) (3) Nabors Drilling Solutions margin included Scalable business that outpacing the competition • Nabors’ Lower - 48 NDS segment contributed ~$1,900 per day in 3Q • ~$1,600 per day higher margin vs peers in 2Q’21 • Industry leading performance overall for the past 2+ years *1Q - 2Q20 includes one - time ~$1,200 - $6,200 per day of ETF for our peers **1Q21 Peer adjusted for one off item of ~$1,300 per day

Performance excellence in the Lower - 48 Resilience leading to growth in our International segment Improving outlook for our technology & innovation Progress on our commitment to delever Leading in Sustainability and the Energy Transition 8 1 4 3 2 5 Five Keys to Excellence

$- $5,000 $10,000 $15,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 International Daily Margin ($13,491 avg ) -80% -60% -40% -20% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2020 2021 Change in Average Rig Counts NBR International NBR Lower 48 Lower 48 Market International: Resilient through the Downturn 9 Nabors financial results bolstered by International margins and rig counts, outperforming the Lower 48 *Nabors L48 represents rigs generating revenue

$60 $65 $70 $75 $80 $85 $90 $95 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2021 2022 International Drilling EBITDA Significant International Opportunities 10 • 50 rigs over the next 10 years • Awarded 5 rigs to - date • $70M capex in 2021, internally funded by SANAD • 6 - year initial contracts, full payout within 5 years, plus 4 - year renewal at market • Annual EBITDA of ~$10M per rig SANAD Embarking on Newbuild Program Prospects Improving in Other Markets (Millions) • Argentina • Colombia • Kazakhstan • Kuwait • Oman International EBITDA Potential w/Estimated* Growth from SANAD alone Saudi Arabia * These estimates are based on current market conditions and the projections are based on information received from third parties, which are subject to change.

Performance excellence in the Lower - 48 Resilience leading to growth in our International segment Improving outlook for our technology & innovation Progress on our commitment to delever Leading in Sustainability and the Energy Transition 11 1 4 3 2 5 Five Keys to Excellence

The First Successful Fully-Automated Rig, the PACE®-R801

What is it?

First of its kind technology, pairing surface robotics with downhole automation:

- Electric robotic pipe handler
- Electric robotic roughneck
- Electric automated rack and pinion hoisting system
- SmartROS™ integrated rig controls system

Why?

- Promotes safer working conditions by removing crews from red zone areas
- Achieves consistent operational results for customers
- Frees up crew to perform additional value-adding tasks
- Identifies future applications for integration across our existing fleet


PACE-R

NABORS

12

$- $10 $20 $30 $40 $50 Q3 Q4 Q1 Q2 Q3 2020 2021 NDS Revenue & Gross Profit Revenue Gross Profit NDS Capitalizing on Growing Rig Count and Higher Penetration 13 Revenue Up 57% Gross Profit Up 86% % GM 39% % GM 46% Expanding our low - capital / high - margin / high - value technology services “..the new SmartNAV features in your Smart Suite…aligned with our remote ops vision that give us the opportunity for incremental improvement with consistent execution.” Permian customer September 2021

0 20 40 60 80 100 120 140 ROCKit REVit SmartDRILL U.S. Performance Software Installs Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Customer Adoption Fueling Rapid NDS Footprint Expansion 14 NDS products consistently add value on both Nabors’ and Third - party rigs 35 45 52 58 64 0 10 20 30 40 50 60 70 Q3 Q4 Q1 Q2 Q3 2020 2021 RigCLOUD ® Services Nabors 3rd Party ® Œ ®

0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 Q2'17 Q4'17 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Footage Drilled in Millions Number of Wells Drilled Cumulative # of Wells Drilled Cumulative Footage Drilled • 1,000+ Wells Drilled • 25+ Million Feet Drilled • 90% Customer Retention Rate* in Q3 2021 SmartDRILL TM Automation Commercialization SmartNAV TM & SmartSLIDE TM Solutions Commercialization *Number of active users that continue the service/total number of active users at the beginning of the time period Smart Suite TM Growth Trajectory Validates Customer Acceptance 15

Industry's Most Robust App Portfolio



Platform Powered by

SmartROS™

RigCloud®

50+

Smart Apps

A broad suite of capabilities in optimization, automation, analytics, planning and more...

- SmartDRILL™
- SmartSLIDE™
- SmartNAV™
- SmartPLAN™
- SmartCRUISE™
- REVit™
- RigCLOUD Analytics™
- ROCKit™
- myDRILLS™
- RigCLOUD Metrics™
- Integrated MPD
- Integrated TRS
- MWD Suite™
- Future SmartAPPs

NABORS

16

Performance excellence in the Lower - 48 Resilience leading to growth in our International segment Improving outlook for our technology & innovation Progress on our commitment to delever Leading in Sustainability and the Energy Transition 17 1 4 3 2 5 Five Keys to Excellence

$- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2020 2021 Net Debt $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 1H 2H 1H 2H 1H 2H 1H YTD 2018 2019 2020 2021 Free Cash Flow Significant Headway toward Financial Goals 18 Semiannual FCF has been trending upward since 1H 2018 (previous downturn) $1.6B Net Debt reduction from previous high in 1Q 2018 $1.6B (1) Based on 3Q’21 Actual and 4Q’21 outlook $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 1H 2H 1H 2H 1H 2H 1H 2H 2018 2019 2020 2021 Free Cash Flow (1)

Optimizing our capital allocation with the sale of Canada assets in 3Q for $94M in cash $261M YTD 2021, including Canada asset sale proceeds Expect $80M to $90M in 4Q, approx. $350M for full year Free Cash Flow Key Delevering Initiatives 19 Asset Sales Innovative dividend issuance to incentivize delevering Warrants

116 287 846 560 390 595 $0 $250 $500 $750 $1,000 $1,250 $1,500 2021 2022 2023 2024 2025 2026 2027 2028 Revolving Credit Facility Notes Outstanding Debt Maturity Profile as of October 26, 2021 20 (1) Net Debt improved by $120 million in 3Q 2021 driven by positive FCF (1) (1) Annual figures shown in millions at maturity face value as of October 26, 2021

Improving outlook for our technology & innovation Performance excellence in the Lower - 48 Resilience leading to growth in our International segment Progress on our commitment to delever Leading in Sustainability and the Energy Transition 21 1 4 3 2 5 Five Keys to Excellence

Growing Commitment to Operational and Environmental Stewardship 22 11 13 14 23 YE 2020 1Q'21 2Q'21 3Q'21 Increasing Dual - Fuel Rig Count 54 Lower 48 rigs with dual - fuel capability • 23 dual - fuel (blended natural gas & diesel) • 2 using biodiesel • 3 w/ advanced energy storage/management system • 3 high - line (grid powered) Operating rigs with the environment as a stakeholder Dedicated to improving the environmental footprint of OFS Driving Lower Carbon Intensity Investing in carbon capture, emissions monitoring/minimization, power storage and power management technologies

Growth Opportunity Capitalizing on Nabors’ Expertise -- Geothermal 23 An Exciting Adjacency for the Future Nabors and its predecessor entities have been continuously operating in the energy sector for over 100 years • Proven ability to design, commercialize, deploy and operate cutting - edge technology and assets across global markets • Large number of relationships with existing geothermal innovators • Expertise in modular, automation, remote controlled/monitored systems • Established best practices - Geothermal Drilling & Completions - Supercritical Turbine Technology - Millimeter Wave Drilling Technology Why Nabors? • A logical extension of Nabors’ skillset • “America’s untapped energy giant” scalable and disruptive • Universally accessible source of clean, renewable, baseload power Why Geothermal?

24 Investment Thesis Driving the evolution of energy production technology with the leading position in automation and digitalization, largest international footprint, and commitment to advancing the energy transition NABORS

Appendix 25

Reconciliation of Adjusted EBITDA to Income (Loss) from Continuing Operations before Income Tax

Adjusted EBITDA represents income (loss) from continuing operations before income taxes, interest expense, depreciation and amortization, earnings (losses) from unconsolidated affiliates, investment income (loss), impairments and other charges and other, net. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA, because it believes that this financial measure accurately reflects the Company's ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company's performance. Other companies in this industry may compute this measures differently. A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is the most closely comparable GAAP measure, is provided below.

	Three Months Ended				
(In Thousands)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Adjusted EBITDA	$114,222	$108,114	$107,730	$117,322	$125,232
Depreciation and Amortization	(206,862)	208,654	177,276	(174,775)	(173,375)
Adjusted Operating Income (loss)	(92,640)	(100,540)	(69,546)	(57,453)	(48,143)
Investment Income (loss)	(742)	3,342	1,263	(62)	200
Interest Expense	(52,403)	(47,943)	(42,975)	(41,741)	(42,217)
Other, net	(4,592)	80,049	(7,346)	(66,455)	(22,758)
Income (loss) from continuing operations before income taxes	($150,377)	($65,092)	($118,604)	($165,684)	($112,918)

NABORS
26

September 30, 2021 Long-Term Debt $3,075,520 Current Debt - Total Debt $3,075,520 Cash & Short-term Investments $771,884 Net Debt $2,303,636 (In Thousands) Reconciliation of Net Debt to Total Debt 27 Net debt is computed by subtracting the sum of cash, cash equivalents and short term investments from total debt. This non - GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management eval uat es the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial mea sure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the comp any’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

Three Months Ended September 30, June 30, March 31, 2021 2021 2021 Net cash provided by operating activities $113,280 $133,713 $79,490 Net cash provided by (used for) investing activities 19,831 (65,800) (19,119) Free cash flow $133,111 $67,913 $60,371 (In Thousands) Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities 28 Free cash flow represents net cash provided by operating activities less cash used for investing activities. Free cash flow i s a n indicator of our ability to generate cash flow after required spending to maintain or expand our asset base. Management believes that this non - GAAP measure is useful information to investors when comparing our cash flows with the cash flows of other companies. This non - GAAP measure has limitations and therefore should not be used in isolation or a s a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of the consolidated Company based on several criteria, in clu ding free cash flow, because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance. A reconciliation of thi s m easure to net cash provided by operating activities is provided below.

NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067 - 4525 Contact Us: William C. Conroy VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com NABORS.COM